CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of this Post-Effective Amendment No. 60 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated April 21, 1998, relating to the financial statements and financial highlights appearing in the February 28, 1998 Annual Reports to Shareholders of the Pacific Horizon Aggressive Growth Fund, Pacific Horizon Capital Income Fund, Pacific Horizon U.S. Government Securities Fund, Pacific Horizon California Municipal Bond Fund (formerly California Tax-Exempt Bond Fund), Pacific Horizon National Municipal Bond Fund, Pacific Horizon Short-Term Government Fund, Pacific Horizon International Equity Fund, Pacific Horizon Flexible Income Fund (formerly Corporate Bond Fund), Pacific Horizon Blue Chip Fund, Pacific Horizon Asset Allocation Fund, and Pacific Horizon Intermediate Bond Fund, eleven of the portfolios comprising Pacific Horizon Funds, Inc., and of our reports dated April 21, 1998 relating to the financial statements and supplementary data appearing in the February 28, 1998 Annual Reports to Investors of the Blue Chip Portfolio and Investment Grade Bond Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and under the headings "Independent Accountants" and "Financial Statements and Experts" in the Statements of Additional Information.





Price Waterhouse LLP
New York, New York
June 29, 1998

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 60 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated April 21, 1998, relating to the financial statements and financial highlights appearing in the February 28, 1998 Annual Reports to Shareholders of the Pacific Horizon Prime Fund, Pacific Horizon Treasury Fund, Pacific Horizon Treasury Only Fund, Pacific Horizon Government Fund, Pacific Horizon Tax-Exempt Money Fund, and Pacific Horizon California Tax-Exempt Money Market Fund, six of the portfolios comprising Pacific Horizon Funds, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and under the headings "Independent Accountants" and "Financial Statements and Experts" in the Statement of Additional Information.




Price Waterhouse LLP
New York, New York
June 29, 1998